J.P. MORGAN FUNDS
Supplement dated May 22, 1998, as applicable to the following Prospectuses:
J.P. Morgan International Equity Funds (combined), dated March 31, 1998 J.P. Morgan Emerging Markets Equity Fund, dated March 31, 1998

The following supersedes and replaces the 'Performance' section on pages 5 and 13, respectively in the prospectuses referenced above for J.P. Morgan Emerging Markets Equity Fund:

Average annual total return (%) -- Shows performance over time, for periods ended December 31, 1997

                                                                                Since
                                                              1 yr.     3 yrs.  Inception(2)
J.P. Morgan Emerging Markets Equity Fund (after expenses)     (7.63)    (3.39)  (1.05)
Emerging Markets Benchmark (3) (no expenses)                  (11.56)    (5.62) (0.07)


Year-by-year total return (%)  -- Shows changes in returns by calendar year
                                            1994     1995      1996   1997
J.P. Morgan Emerging Markets Equity Fund    (7.58)   (10.03)   8.50   (7.63)
Emerging Markets Benchmark (3)              (0.53)   (10.40)   6.08   (11.56)



(2) The fund commenced operations on 11/15/93. Except in Financial Highlights, returns reflect performance of the fund from 11/30/93 through 12/31/97. This data is based on historical earnings and is not intended to indicate future performance.

(3) The Emerging Markets Benchmark is composed of the International Finance Corporation (IFC) Global Index through December 31, 1994 , IFC Investable Index (excluding South Africa after April 1, 1995) from January 1, 1995 through
December 31, 1995, and the MSCI Emerging Markets Free Index thereafter. The indices are unmanaged portfolios which measure emerging market equity performance.